Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CASH AND CASH EQUIVALENTS
Cash balances	$ 7,372	$ 37,174
Bank balances	25,684,852	29,018,083
Time deposits	5,778,935	5,963,417
Other fixed-income instruments	120,518,746	176,008,467
Total	$ 151,989,905	$ 211,027,141